                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 8, 1998


                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                          0-23108                  Not Applicable
--------                          -------                  --------------
(State of                         (Commission              (IRS Employer
organization)                     File Number)             Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                           19720
-------------------------------------------------------
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (302) 323-7184


                                Not Applicable
               ----------------------------------------------
               (Former address, if changed since last report)





                                 Page 1 of  7
                         Index to Exhibits is on page 5





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Item 5.  Other Events
         ------------

        On June 8, 1998 the information contained in Exhibit 1 regarding the Receivables originated by Greenwood in the Discover Card Master Trust I (the "Trust") was released to the public.






















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

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c) Exhibits


Exhibit No.      Description
-----------      -----------
1                Select Trust information as of June 1, 1998


                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            Discover Card Master Trust I
                                   (Registrant)

                            By: Greenwood Trust Company
                                (Originator of the Trust)


                            By:
                               ----------------------------
                               John J. Coane
                               Vice President, Director of Accounting and
                               Treasurer


Date: June 8, 1998

                                 EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------
1               Select Trust information as of June 1, 1998






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